Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

13. SUBSEQUENT EVENTS:

On March 6, 2015, FlexShopper entered into a credit agreement (the “Credit Agreement”) with a Lender. FlexShopper is permitted to borrow funds under the Credit Agreement based on FlexShopper’s cash on hand and the Amortized Order Value of its Eligible Leases (as such terms are defined in the Credit Agreement) less certain deductions described in the Credit Agreement. Under the terms of the Credit Agreement, subject to the satisfaction of certain conditions, FlexShopper may borrow up to $25,000,000 from the Lender for a term of two years. The borrowing term may be extended for an additional twelve months in the sole discretion of the Lender. The Credit Agreement contemplates that the Lender may provide additional debt financing to FlexShopper, up to $100 million in total, under two uncommitted accordions following satisfaction of certain covenants and other terms and conditions. The Lender will receive security interests in certain leases as collateral under the Credit Agreement.

In connection with entering into the Credit Agreement, on March 6, 2015, FlexShopper raised approximately $8.6 million in net proceeds through direct sales of 17.0 million shares of FlexShopper common stock, (the “Shares”), to certain affiliates of the Lender and other accredited investors (the “Investors”) for a purchase price of $0.55 per share.

As a result of the transactions described in the preceding paragraph, each share of Series 1 Convertible Preferred Stock is now convertible into 6.33 shares of the Company’s common stock or a total of 2,166,246 common shares. as a result of the anti-dilution rights of the Preferred Stock.

On March 26, 2015, our Lender pursuant to its rights under the transaction documents executed on March 6, 2015, nominated as a board member and the board approved effective April 1, 2015 the election of Philip Gitler. On the same date, the board approved a resolution, subject to stockholder approval and a filing of an amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the number of authorized shares of Common Stock from 65 million shares to 100 million shares. Also, the board approved a 2015 Stock Option Plan identical to the existing 2007 Plan with 4,000,000 shares of its Common Stock that may be issued under the Plan. The 2015 Plan is subject to approval of an increase in the number of shares of authorized Common Stock described above and stockholder approval within 12 months.